                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman, Thomas C. Humbert, Sander M. Bieber, Keith T. Robinson, Frederick H. Sherley and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                Title           Date
---------                                -----           ----


/s/ Edward J. Hogan                     Trustee   September 21, 2006
-------------------------------------
Edward J. Hogan

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman, Thomas C. Humbert, Sander M. Bieber, Keith T. Robinson, Frederick H. Sherley and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                Title           Date
---------                                -----           ----


/s/ Terry L. Lierman                    Trustee   September 21, 2006
-------------------------------------
Terry L. Lierman

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman, Thomas C. Humbert, Sander M. Bieber, Keith T. Robinson, Frederick H. Sherley and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                Title           Date
---------                                -----           ----


/s/ John B. McGuckian                   Trustee   September 21, 2006
-------------------------------------
John B. McGuckian

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman, Thomas C. Humbert, Sander M. Bieber, Keith T. Robinson, Frederick H. Sherley and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                Title           Date
---------                                -----           ----


/s/ Donald E. Nickelson                 Trustee   September 21, 2006
-------------------------------------
Donald E. Nickelson

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman, Thomas C. Humbert, Sander M. Bieber, Keith T. Robinson, Frederick H. Sherley and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                Title           Date
---------                                -----           ----


/s/ Richard S. Trutanic                 Trustee   September 21, 2006
-------------------------------------
Richard S. Trutanic

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman, Thomas C. Humbert, Sander M. Bieber, Keith T. Robinson, Frederick H. Sherley and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                Title           Date
---------                                -----           ----


/s/ Alan R. Latshaw                     Trustee   September 21, 2006
-------------------------------------
Alan R. Latshaw

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman, Thomas C. Humbert, Sander M. Bieber, Keith T. Robinson, Frederick H. Sherley and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                      Title              Date
---------                                      -----              ----


/s/ Brian A. Murdock                    Chairman, Chief     September 21, 2006
-------------------------------------   Executive Officer
Brian A. Murdock                        and Trustee

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman, and Thomas C. Humbert his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                 Title            Date
---------                                 -----            ----


/s/ Christopher O. Blunt                President   September 21, 2006
-------------------------------------
Christopher O. Blunt

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, and Thomas C. Humbert, her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to The MainStay Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                        Title                    Date
---------                                        -----                    ----


/s/ Arphiela Arizmendi                  Treasurer and Principal    September 21, 2006
-------------------------------------   Financial and Accounting
Arphiela Arizmendi                      Officer